UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2024

Ellington Credit Company
(Exact name of registrant specified in its charter)

Maryland	001-35896	46-0687599
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 Forest Avenue
Old Greenwich, CT 06870
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (203) 698-1200

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares of Beneficial Interest, $0.01 par value per share	EARN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.03. Amendments to the Articles of Incorporation or Bylaws; Changes in Fiscal Year.
On April 18, 2024, the board of trustees (the "Board") of Ellington Residential Mortgage REIT (the "Company") adopted Articles of Amendment for the purpose of amending the Company's current declaration of trust in order to change its corporate name to "Ellington Credit Company" from "Ellington Residential Mortgage REIT." The Company filed the Articles of Amendment with the State Department of Assessments and Taxation of Maryland implementing the change in the Company's name, to be effective as of April 19, 2024. A copy of the Articles of Amendment is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K.
In addition, on April 18, 2024, the Board unanimously approved the Third Amended and Restated Bylaws (the "A&R Bylaws") of the Company, to be effective as of April 19, 2024. The A&R Bylaws delete any reference to "Ellington Residential Mortgage REIT" and insert "Ellington Credit Company" in lieu thereof. All of the other provisions of the Company's bylaws shall remain in full force and effect. A copy of the A&R Bylaws is attached hereto as Exhibit 3.2 to this Current Report on Form 8-K.
The common shares of beneficial interest, $0.01 par value per share, of the Company will continue trading under the ticker symbol "EARN" on the New York Stock Exchange (the "NYSE") and the name change will take effect with NYSE on April 29, 2024. Further, the Company's name change does not affect the rights of the Company's shareholders and outstanding share certificates of the Company are not affected by the name change; they continue to be valid and need not be exchanged.
Item 8.01. Other Events.
On April 19, 2024, the Company issued a press release announcing that it has rebranded itself as part of its strategic transformation to focus on collateralized loan obligations, including a change of its name to "Ellington Credit Company" and an update to its web address. A copy of the press release is filed herewith as Exhibit 99.1 to this current report on Form 8-K and the information related to the name and website change is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

3.1	Articles of Amendment
3.2	Third Amended and Restated Bylaws
99.1	Press Release dated April 19. 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELLINGTON RESIDENTIAL MORTGAGE REIT

Dated:	April 19, 2024	By:	/s/ Christopher Smernoff
Christopher Smernoff
Chief Financial Officer